UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2006


                                UC HUB GROUP INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                 001-15665                             88-0389393
         (Commission File Number)          (IRS Employer Identification No.)

 285 EAST WARM SPRINGS ROAD, LAS VEGAS, NEVADA           89119
      (principal executive offices)                    (Zip Code)

                                 (702) 791-7030
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                EXPLANATORY NOTE

     On September 28, 2006, we filed with the Securities and Exchange Commission a Form 8-K with respect to the acquisition of International Wastewater Systems. Initially, we deemed the subject acquisition material and that a Form 8-K was required to be filed. However, subsequent investigation has determined that the acquisition was not material and did not call for the filing of a Form 8-K and certain financial information. Consequently, this Form 8-K/A, Amendment No. 1 is being filed to correct the previous filing and that no financial information as required by Form 8-K with respect to a material acquisition will be filed, since the subject acquisition was not material.

     This Amendment No. 1 to our Current Report on Form 8-K is not an admission that our Form 8-K when filed on September 28, 2006, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Not  applicable.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Not  applicable.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     Not  applicable.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     Incorporated by reference from the Registrant's report on Form 8-K dated September 28, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     Not  applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 4, 2007.

                                        UC HUB GROUP, INC.


                                        By /s/ Larry  Wilcox
                                           -------------------------------------
                                           Larry Wilcox, Chief Executive Officer